                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

                  I, Lawrence A. Bossidy, Chairman and Chief Executive Officer and a director of AlliedSignal Inc. (the "Company"), a Delaware corporation, hereby appoint Peter M. Kreindler, Richard F. Wallman, G. Peter D'Aloia and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

                  (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 1995,

                  (ii) to sign any amendment to the Annual Report referred to in
(i) above, and

                  (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.




                                                        LAWRENCE A. BOSSIDY
                                                  -----------------------------
                                                        Lawrence A. Bossidy


Dated:   February 1, 1996

                                POWER OF ATTORNEY

                  I, Hans W. Becherer, a director of AlliedSignal Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, G. Peter D'Aloia and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

                  (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 1995,

                  (ii) to sign any amendment to the Annual Report referred to in
(i) above, and

                  (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.


                                                         HANS W. BECHERER
                                                  -----------------------------
                                                         Hans W. Becherer

Dated:   February 1, 1996

                                POWER OF ATTORNEY

                  I, Eugene E. Covert, a director of AlliedSignal Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, G. Peter D'Aloia and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

                  (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 1995,

                  (ii) to sign any amendment to the Annual Report referred to in
(i) above, and

                  (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.




                                                         EUGENE E. COVERT
                                                  -----------------------------
                                                         Eugene E. Covert

Dated:   February 1, 1996

                                POWER OF ATTORNEY

                  I, Ann M. Fudge, a director of AlliedSignal Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, G. Peter D'Aloia and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

                  (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 1995,

                  (ii) to sign any amendment to the Annual Report referred to in
(i) above, and

                  (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.




                                                           ANN M. FUDGE
                                                  -----------------------------
                                                           Ann M. Fudge

Dated:     February 1, 1996

                                POWER OF ATTORNEY

                  I, Paul X. Kelley, a director of AlliedSignal Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, G. Peter D'Aloia and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

                  (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 1995,

                  (ii) to sign any amendment to the Annual Report referred to in
(i) above, and

                  (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.





                                                          PAUL X. KELLEY
                                                  -----------------------------
                                                          Paul X. Kelley

Dated:     February 1, 1996

                                POWER OF ATTORNEY

                  I, Robert P. Luciano, a director of AlliedSignal Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, G. Peter D'Aloia and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

                  (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 1995,

                  (ii) to sign any amendment to the Annual Report referred to in
(i) above, and

                  (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.





                                                          ROBERT P. LUCIANO
                                                  -----------------------------
                                                          Robert P. Luciano

Dated:     February 1, 1996

                                POWER OF ATTORNEY

                  I, Robert B. Palmer, a director of AlliedSignal Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, G. Peter D'Aloia and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

                  (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 1995,

                  (ii) to sign any amendment to the Annual Report referred to in
(i) above, and

                  (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.





                                                         ROBERT B. PALMER
                                                  -----------------------------
                                                         Robert B. Palmer

Dated:     February 1, 1996

                                POWER OF ATTORNEY

                  I, Russell E. Palmer, a director of AlliedSignal Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, G. Peter D'Aloia and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

                  (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 1995,

                  (ii) to sign any amendment to the Annual Report referred to in
(i) above, and

                  (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.





                                                         RUSSELL E. PALMER
                                                  -----------------------------
                                                         Russell E. Palmer

Dated:     February 1, 1996

                                POWER OF ATTORNEY

                  I, Ivan G. Seidenberg, a director of AlliedSignal Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, G. Peter D'Aloia and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

                  (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 1995,

                  (ii) to sign any amendment to the Annual Report referred to in
(i) above, and

                  (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.





                                                        IVAN G. SEIDENBERG
                                                  -----------------------------
                                                        Ivan G. Seidenberg

Dated:     February 1, 1996

                                POWER OF ATTORNEY

                  I, Andrew C. Sigler, a director of AlliedSignal Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, G. Peter D'Aloia and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

                  (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 1995,

                  (ii) to sign any amendment to the Annual Report referred to in
(i) above, and

                  (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.





                                                         ANDREW C. SIGLER
                                                  -----------------------------
                                                         Andrew C. Sigler

Dated:     February 1, 1996

                                POWER OF ATTORNEY

                  I, John R. Stafford, a director of AlliedSignal Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, G. Peter D'Aloia and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

                  (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 1995,

                  (ii) to sign any amendment to the Annual Report referred to in
(i) above, and

                  (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.





                                                         JOHN R. STAFFORD
                                                  -----------------------------
                                                         John R. Stafford

Dated:     February 1, 1996

                                POWER OF ATTORNEY

                  I, Thomas P. Stafford, a director of AlliedSignal Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, G. Peter D'Aloia and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

                  (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 1995,

                  (ii) to sign any amendment to the Annual Report referred to in
(i) above, and

                  (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.





                                                        THOMAS P. STAFFORD
                                                  -----------------------------
                                                        Thomas P. Stafford

Dated:     February 1, 1996

                                POWER OF ATTORNEY

                  I, Robert C. Winters, a director of AlliedSignal Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, G. Peter D'Aloia and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

                  (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 1995,

                  (ii) to sign any amendment to the Annual Report referred to in
(i) above, and

                  (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.






                                                          ROBERT C. WINTERS
                                                  -----------------------------
                                                          Robert C. Winters

Dated:     February 1, 1996